UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 7, 2018

CANCER GENETICS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35817	04-3462475
(State or Other	(Commission	(IRS Employer
Jurisdiction of Incorporation)	File Number)	Identification No.)

201 Route 17 North 2nd Floor, Rutherford, New Jersey 07070

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (201) 528-9200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[X]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined by Rule 405 of the Securities Act of 1933 (17 §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [X]

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Chief Accounting Officer

On November 7, 2018, Igor Gitelman, the Chief Accounting Officer of Cancer Genetics, Inc. (the “Company”), notified the Company of his intention to resign from his position with the Company, effective immediately, and agreed to remain with the Company through November 16, 2018. Mr. Gitelman’s resignation is not the result of any disagreement with respect to any matter relating to the operations, financial reporting, policies or practices of the Company.

Appointment of New Chief Financial Officer

On November 14, 2018, the Company announced the appointment of M. Glenn (Glenn) Miles, age 53, as the Company’s new Chief Financial Officer, effective November 26, 2018. A copy of the announcement is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Prior to his appointment as Chief Financial Officer, Mr. Miles served the Company as a financial and accounting consultant since July 2018. Prior to joining the Company, Mr. Miles served as President and CFO of Catalytic Consulting LLC, a management advisory firm specializing in finance, accounting and operations, since 2015. From 2013 to 2015, Mr. Miles conducted research and engaged in thought leadership and panel discussions, focusing on finance in the healthcare and non-profit industries. From 2009 to 2013, Mr. Miles served as the Biopharma Controller for Developed Europe, Latin America and US Oncology at Pfizer. Prior to joining Pfizer, Mr. Miles served as Vice President - Global Expense Control and Analysis – Non-Personnel Expense at Lehman Brothers from 2006 to 2008. Prior to joining Lehman Brothers, Mr. Miles served in various finance and accounting roles with increasing responsibility at AT&T Mobility (formerly Cingular Wireless and BellSouth Mobility) from 1994 to 2006. Early in his career, Mr. Miles worked as an accountant at Grant Thornton (and a regional subscriber firm, Aldridge, Borden & Company, P.C.) from 1987 to 1994. Mr. Miles holds an MBA from Mercer University and a Bachelor of Science from the University of Alabama in Accounting. Mr. Miles is trained in Lean Six Sigma (Green Belt), is a CPA, and a member of FEI, AICPA, ACHE & HFMA.

The Company and Mr. Miles are in the process of finalizing the compensation terms of Mr. Miles’ employment, which will be disclosed in a subsequent filing.

Forward-Looking Statements

This report, including Exhibit 99.1 attached hereto, contains forward-looking statements within the meaning of the federal securities laws. Forward-looking statements typically are identified by use of terms such as “may,” “will,” “should,” “plan,” “expect,” “anticipate,” “estimate” and similar words, and the opposites of such words, although some forward-looking statements are expressed differently. Forward-looking statements involve known and unknown risks and uncertainties that exist in the Registrant’s operations and business environment, which may be beyond the Registrant’s control, and which may cause actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. All statements other than statements of historical fact are statements that could be forward- looking statements. For example, forward-looking statements include, without limitation: statements regarding prospects for additional customers; market forecasts; projections of earnings, revenues, synergies, accretion or other financial information; and plans, strategies and objectives of management for future operations. The risks and uncertainties referred to above include, but are not limited to, risks detailed from time to time in the Registrant’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2017 and Quarterly Report on Form 10-Q for the quarter ended June 30, 2018. These risks could cause actual results to differ materially from those expressed in any forward- looking statements made by, or on behalf of, the Registrant. Forward-looking statements represent the judgment of management of the Registrant regarding future events. Although the Registrant believes that the expectations reflected in such forward-looking statements are reasonable at the time that they are made, the Registrant can give no assurance that such expectations will prove to be correct. Unless otherwise required by applicable law, the Registrant assumes no obligation to update any forward-looking statements, and expressly disclaims any obligation to do so, whether as a result of new information, future events or otherwise.

Additional Information and Where to Find It

In connection with the proposed transaction pursuant to the terms of the Agreement and Plan of Merger and Reorganization, dated as of September 18, 2018, by and among Cancer Genetics, Inc., Wogolos, Ltd.. and NovellusDx , Ltd., Cancer Genetics intends to file relevant materials with the Securities and Exchange Commission, or the SEC, including a registration statement that will contain a proxy statement and prospectus. Investors and shareholders will be able to obtain free copies of the proxy statement, prospectus and other documents filed by Cancer Genetics with the SEC (when they become available) through the website maintained by the SEC at www.sec.gov. In addition, Cancer Genetics and NovellusDx investors and shareholders will be able to obtain free copies of the proxy statement, prospectus and other documents filed by Cancer Genetics with the SEC by contacting Cancer Genetics, Inc., 201 Route 17 North, 2nd Floor, Rutherford, New Jersey 07070, Attention: Corporate Secretary. Investors and stockholders are urged to read the proxy statement, prospectus and the other relevant materials when they become available before making any voting or investment decision with respect to the merger.

Participants in the Solicitation

Cancer Genetics and NovellusDx, and each of their respective directors and executive officers and certain of their other members of management and employees, may be deemed to be participants in the solicitation of proxies in connection with the merger. Information about Cancer Genetics’ directors and executive officers is included in Cancer Genetics’ Annual Report on Form 10-K for the year ended December 31, 2017, filed with the SEC on April 2, 2018, and the Form 10-K/A filed with the SEC on April 30, 2018. Additional information regarding these persons and their interests in the merger will be included in the proxy statement relating to the merger when it is filed with the SEC. These documents can be obtained free of charge from the sources indicated above. This communication is not intended to and does not constitute the solicitation of any vote in any jurisdiction pursuant to the merger or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

As described above, the following exhibits are furnished as part of this report:

Exhibit 99.1 - Press release, dated November 14, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CANCER GENETICS, INC.

	By:	/s/ John A. Roberts
	Name:	John A. Roberts
	Title:	President and Chief Executive Officer

Date: November 14, 2018